SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 18, 2003


                                AirGate PCS, Inc.

             (Exact name of registrant as specified in its charter)


  Delaware                          027455                        58-2422929
  --------                          ------                        ----------
(State or other              (Commission File No.)             (I.R.S. Employer
Jurisdiction of                                              Identification No.)
 Incorporation)

                      233 Peachtree Street, N.E.               30303
                 Harris Tower, Suite 1700,                   (Zip Code)
                           Atlanta, Georgia
               (Address of principal executive offices)




       Registrant's telephone number, including area code: (404) 525-7272



                                 Not Applicable

          (Former name or former address, if changed since last report)



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Item 9.           Regulation FD Disclosure.


     On February 18, 2003, AirGate PCS, Inc., a Delaware corporation ("AirGate"), issued a press release announcing its financial and operating results for the first quarter of fiscal 2003. A copy of the press release referenced above is attached hereto as Exhibit 99.1.



Item 7.           Financial Statements and Exhibits.

(c)      Exhibits.

     Exhibit No.     Description

     99.1            Press Release of AirGate PCS, Inc. dated February 18, 2003

                                                        SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       AIRGATE PCS, INC.


Date: February 21, 2003
                                       By:  /s/ William H. Seippel
                                          -----------------------------------
                                                William H. Seippel
                                                Chief Financial Officer